                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                      FORM 8-K/A



                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported): June 6, 1997


                            Commission file number 2-76555


                           COMMERCE SECURITY BANCORP, INC.
               (Exact name of registrant as specified in its charter)


          DELAWARE                                   33-0720548
    (State or other jurisdiction of                 (I.R.S. Employer or
    incorporation or organization)                   Identification No.)


    7777 Center Avenue, Huntington Beach, California                 92647-3067
           (Address of principal executive offices)                   (Zip Code)


                                   (714) 895-2929
                 (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              Description                                       Page
              -----------                                       ----

     (a)  Financial statements of business acquired              *

     (b)  PRO FORMA financial information                        4






-----------------------
    * Incorporated by reference to the Annual Report on Form 10-K of Eldorado Bancorp. (Commission file no. 1-9709) for the year ended December 31, 1996, pages 34-63.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMMERCE SECURITY BANCORP, INC.


August 6, 1997                              By:  /s/ Curt A. Christianssen
                                           ----------------------------------
                                                 Curt A. Christianssen
                                                 Senior Vice President
                                                 Chief Financial Officer


8-KA

                           PRO FORMA FINANCIAL INFORMATION


    The following Unaudited PRO FORMA Condensed Combined Statement of Condition as of December 31, 1996 and the Unaudited PRO FORMA Condensed Combined Statement of Operations for the year ended December 31, 1996, give effect to the Liberty Acquisition, the CSB Acquisition and the Eldorado Acquisition, each of which has been or will be accounted for using the purchase method of accounting, in each case as if such transaction had occurred on January 1, 1996.

    The PRO FORMA information is based on the historical consolidated financial statements of CSBI and Eldorado under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited PRO FORMA Condensed Combined Financial Statements. The PRO FORMA Condensed Combined Financial Statements do not reflect any cost savings in connection with either the Liberty Acquisition, the CSB Acquisition or the Eldorado Acquisition.

    The information shown on the following pages should be read in conjunction with the consolidated historical financial statements of CSBI and Eldorado, including the respective notes thereto, which are incorporated by reference or are included elsewhere in this Offering Memorandum. The PRO FORMA data is not necessarily indicative of the combined financial position or results of operations in the future or of the combined financial position or results of operations which would have been realized had the subject acquisitions been consummated during the periods, or as of the dates, for which the PRO FORMA data is presented.

    The PRO FORMA purchase accounting adjustments for the Eldorado Acquisition are based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. These preliminary estimates will be refined prior to finalization of the purchase accounting entries.

                      COMMERCE SECURITY BANCORP AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF CONDITION
                                (DOLLARS IN THOUSANDS)




                                                                                                   Combined
                                                                                                   CSBI and
                                                        CSBI         Eldorado                      Eldorado
                                                    December 31,   December 31,                  December 31,
                                                        1996           1996        Adjustments       1996
                                                        ----           ----        -----------       ----
ASSETS
------
Cash and due from banks                                  $32,522        $34,101       ($19,049)a      $47,574
Federal funds sold and reverse repurchase agreements      13,700         28,400              -         42,100
Securities                                                35,538        104,001              -        139,539
Loans, net                                               272,034        223,904              -        495,938
Less: allowance for loan loss                             (5,156)        (4,672)             -         (9,828)
Premises and equipment, net                                3,911          8,139              -         12,050
Goodwill and intangibles                                  10,736          7,549         50,644  b      68,929
Other real estate owned                                    3,635            394              -          4,029
Other assets                                              70,140          4,945          1,775  c      76,860
                                                      ----------     ----------     ----------     ----------
    Total assets                                        $437,060       $406,761        $33,370       $877,191
                                                      ----------     ----------     ----------     ----------


LIABILITIES & SHAREHOLDERS' EQUITY
----------------------------------

Non-interest bearing deposits                           $126,885       $111,414              -       $238,299
Interest bearing deposits                                256,146        241,990              -        498,136
                                                      ----------     ----------     ----------     ----------
    Total deposits                                       383,031        353,404              -        736,435

Debentures                                                   537              -              -            537
Federal funds purchased                                        -          2,188              -          2,188
Guaranteed preferred beneficial interests in Company's                                       0
  Junior Subordinated Debenture                                -              -         27,657  d      27,657
Accrued interest payable and other liabilities            12,720          4,225              -         16,945
                                                      ----------     ----------     ----------     ----------
    Total liabilities                                    396,288        359,817         27,657        783,762

Preferred stock - Series B                                     -              -        $11,659  d      11,659
Special Common                                                 -              -             48  d          48
Common Stock -  Series B                                      97              -             42  d         139
Additional paid-in capital                                42,394         32,448          8,460  d      83,302
Retained earnings (deficit)                               (1,736)        14,358        (14,358) d      (1,736)
Unrealized gain (loss) on securities available for sale       17            138           (138) d          17
                                                      ----------     ----------     ----------     ----------
    Total shareholders' equity                            40,772         46,944          5,713         93,429

                                                      ----------     ----------     ----------     ----------
    Total liabilities and shareholders' equity          $437,060       $406,761        $33,370       $877,191
                                                      ----------     ----------     ----------     ----------
                                                      ----------     ----------     ----------     ----------


See accompanying notes to the unaudited PRO FORMA condensed combined financial statments

                   COMMERCE SECURITY BANCORP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                                (DOLLARS IN THOUSANDS)


                                                                                                                        PRO FORMA
                                                                                                                        CSBI and
                                                                     PRO FORMA     PRO FORMA               PRO FORMA    Eldorado
                                                              CSBI  Adjustments      CSBI       Eldorado  Adjustments   Combined
                                                              ----  -----------      ----       --------  -----------   --------
                                                                        (g)

Interest Income
  Interest and fees on loans                                $14,782      $8,420      $23,202     $21,990                  $45,192
  Income from lease financing receivables                     1,601       2,449        4,050                                4,050
  Interest on investment securities                           1,968       1,117        3,085       6,156                    9,241
  Interest on Federal funds sold                                934       1,278        2,212       1,033         (650) a    2,595
  Interest on deposits with financial institutions               67           0           67                                   67
                                                           --------    --------     --------    --------     --------    --------
    Total interest income                                    19,352      13,264       32,616      29,179         (650)     61,145

Interest Expense
  Deposits                                                    7,570       6,025       13,595       7,405                   21,000
  Debentures and other                                           74          38          112         121        2,766  d    2,999
                                                           --------    --------     --------    --------     --------    --------
    Total interest expense                                    7,644       6,063       13,707       7,526        2,766      23,999

                                                           --------    --------     --------    --------     --------    --------
Net interest income                                          11,708       7,201       18,909      21,653       (3,416)     37,146

Provision for loan losses                                       515         490        1,005         153                    1,158

                                                           --------    --------     --------    --------     --------    --------
Net income after provision for loan losses                   11,193       6,711       17,904      21,500       (3,416)     35,988

Non-interest income                                           4,899       5,685       10,584       4,372                   14,956
Non-interest expense                                         15,270      19,612       34,882      16,401        2,501 b    53,784

                                                           --------    --------     --------    --------     --------    --------
Income(loss) before provision for income tax                    822      (7,216)      (6,394)      9,471       (5,917)     (2,840)

Provision(benefit) for income taxes                          (1,503)     (2,718)      (4,221)      3,891       (1,435)e    (1,765)

                                                           --------    --------     --------    --------     --------    --------
Net income (loss)                                            $2,325     ($4,498)     ($2,173)     $5,580      ($4,482)    ($1,075)
                                                           --------    --------     --------    --------     --------    --------
                                                           --------    --------     --------    --------     --------    --------

Preferred dividend                                              -           -            -           -         $1,283  f    1,283
Net income (loss) available to common                        $2,325     ($4,498)     ($2,173)     $5,580      ($5,765)    ($2,358)

Weighted average common
  shares outstanding                                      5,300,773         -      9,697,430   3,912,993          -    18,758,763

Net income (loss) per common share:                           $0.44         -         ($0.22)      $1.43          -        ($0.13)



See accompanying notes to the unaudited PRO FORMA condensed combined financial statments

                                    NOTES TO THE
             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



    a) The PRO FORMA adjustments to these items include the transaction costs incurred in conjunction with the Eldorado Acquisition net of additional cash provided by the funding of the Acquisition. These items also include the use of cash to fund the $13.0 million redemption of Eldorado's capital that occurred as a part of the Eldorado Acquisition. Included in the PRO FORMA Condensed Combined Statements of Operations are adjustments to interest on federal funds sold to reflect the foregone income at the prevailing federal funds rates for each period.

    b) The PRO FORMA statements include adjustments for the excess of the cost over the fair value of the net assets acquired in the Eldorado Acquisition and the costs associated with the Acquisition, as follows:

    Purchase price                                    $88,444
      Historical net tangible assets acquired          46,806
        Estimated closing adjustments                  (2,644)
        Estimated fair value adjustments                  138
                                                      -------
        Estimated fair value of net assets             44,300
                                                      -------
    Excess cost over net assets acquired               44,144

    Acquisition costs                                   6,500
                                                      -------
    Total goodwill and intangibles                    $50,644
                                                      -------
                                                      -------

The PRO FORMA purchase accounting adjustments for the Eldorado Acquisition are based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. These preliminary estimates will be refined prior to finalization of the purchase accounting entries. Included in the PRO FORMA Condensed Combined Statements of Operations are adjustments to non-interest expense that reflect the amortization of the excess cost over net assets acquired over a useful life of twenty years utilizing the straight line method. The annual amortization of the Eldorado goodwill and intangibles will be approximately $2.5 million.

    c) The PRO FORMA adjustment reflects the tax benefit related to the deductible expenses incurred in conjunction with the Eldorado Acquisition.

    d) The PRO FORMA capitalization accounts, including the Guaranteed preferred beneficial interests in Company's Junior Subordinated Debentures and the shareholders' equity accounts have been adjusted in the Unaudited PRO FORMA Condensed Combined Statements of Condition to reflect the issuance of securities in conjunction with the funding of the Eldorado Acquisition and the elimination of the historical shareholders' equity in accordance with purchase method of accounting. Included in the PRO FORMA Condensed Combined Statements of Operations are adjustments to interest expense that reflect the payments of interest on the Guaranteed preferred beneficial interests in Company's Junior Subordinated Debentures assuming a rate of 11.75% per annum.

                                    NOTES TO THE
             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                     (CONTINUED)



    e) The PRO FORMA adjustment reflects the tax benefit related to the deductible PRO FORMA adjustments made to the PRO FORMA Condensed Combined Statements of Operations

    f) The PRO FORMA adjustment reflects the payment of dividends on the Series B Preferred Stock at a rate of 11.0% per annum.

    g) The PRO FORMA adjustments reflect the income and expenses for the operating period prior to acquisition dates of Liberty and CSB in accordance
with purchase method of  accounting.   Income and expenses are included from
January 1, 1996 through March 31, 1996 for the Liberty Acquisition and from January 1, 1996 through August 31, 1996 for the CSB Acquisition. The PRO FORMA adjustments also include adjustments to interest on federal funds sold to reflect the foregone income at the prevailing federal funds rates for the $2.2 million redemption of Liberty's capital that was a funding component of the Liberty Acquisition and adjustments to non-interest expense that reflect the amortization of the excess cost over net assets acquired in the Liberty Acquisition and the CSB Acquisition, over a useful life of twenty years utilizing the straight line method.